UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) January 25, 2001



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



          Delaware                 1-3480                 41-0423660

(State or other jurisdiction of  (Commission           (I.R.S. Employer
incorporation)                    File Number)         Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

(Registrant's telephone number, including area code (701) 222-7900










Item 5. Other Events.

     Incorporated by reference is a press release issued by MDU
Resources Group, Inc. on January 25, 2001, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit 99 - Press release issued January 25, 2001 regarding earnings for 2000.


                             SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date January 26, 2001       BY /s/ Warren L. Robinson
                               Warren L. Robinson
                                 Executive Vice President, Treasurer
                                 and Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number                          Description of Exhibit

     99                                 Press release issued
                                        January 25, 2001
                                        regarding earnings for 2000.